UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

FORM 8-K
 _______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 6, 2016

Nuvel Holdings, Inc.
(Exact name of Registrant as Specified in its Charter)

Florida	000-54249	27-1230588
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

319 Barry Avenue South #300
Wayzata, Minnesota 55391
 (Address of Principal Executive Offices including Zip Code)

(442) 500-4665
(Registrant’s Telephone Number, including Area Code)

20 S. Santa Cruz Avenue, Suite 300
 Los Gatos, California 95030
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement
On December 6, 2016, Nuvel Holdings, Inc. (the "Company"), entered into a Lender Agreement (the "Agreement") with Richard Bernstein ("Bernstein").  Pursuant to the terms of the Agreement, Bernstein loaned the Company the principal amount of $325,000 (the "Loan").  The Loan has a maturity date of January 31, 2017, bears interest at a rate of 20 basis points per day, and provides for a minimum interest amount of $11,700.  The Loan is secured by an assignment of certain Company accounts receivable.
Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuvel Holdings, Inc.

Dated:   December 12, 2016
By:  /s/   James Mandel
Name:    James Mandel
Title:      President and Chief Executive Officer